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                                                                   EXHIBIT 10.33

                                PROMISSORY NOTE
                                ---------------
$ ___________                                                        May 5, 1999

          FOR VALUE RECEIVED, ____________, ("Borrower"), hereby promises to pay to the order of INTERNET CAPITAL GROUP, INC., a Delaware corporation ("Holder"), the principal sum _________________________________($___________) (the
"Principal Amount" as adjusted from time to time in accordance with the terms
hereof), on May   , 2004, together with interest accrued thereon through the date of payment; provided, however, (i) upon the sale, by the undersigned, of
                 --------  -------
less than all the shares of Common Stock, par value $0.001 per share, of Holder (the "Common Stock") purchased by the undersigned on the date hereof, the undersigned shall be required to make a principal payment, together with interest accrued thereon, equal to (x) multiplied by (y) where (x) is the Principal Amount and (y) is (A) the number of shares of Common Stock sold by the undersigned divided by (B) the total number of shares of Common Stock which are purchased by the undersigned on the date hereof, (ii) upon the sale, by the undersigned, of all the shares of Common Stock which are purchased by the undersigned on the date hereof, the Principal Amount, together with interest accrued thereon, shall become due and payable, and the undersigned shall pay such Principal Amount, together with interest accrued thereon, to the Holder,
(iii) 90 days after termination of the Borrower's employment with the Holder or its affiliates, for any reason, or (iv) upon a good faith determination by the Board of Directors of the Holder that the Borrower has violated one or more of the terms or conditions of the Restrictive Covenant Agreement between the Holder and the Borrower, a copy of which is attached hereto as Exhibit A, the Principal Amount, together with interest accrued thereon, shall become due and payable, and the undersigned shall pay such Principal Amount, together with interest accrued thereon, to the Holder.

          The Borrower shall pay to the Holder hereof interest from 30 days after the date hereof on the outstanding principal balance hereunder at the rate of 5.22 percent (5.22%) per annum. Interest shall be calculated on the basis of a 365-day year for the actual number of days elapsed and shall be payable on the last day of each Yearly Period (as hereinafter defined) during the term hereof. To the extent that interest for any Yearly Period or portion thereof is not paid on the last day of such Yearly Period, such interest shall become part of the Principal Amount effective such last day of such Yearly Period. As used herein, the term "Yearly Period" means each successive twelve-month period, beginning on the date hereof and ending on the first anniversary of the date hereof and continuing to each successive anniversary thereafter, during which the Principal Amount remains outstanding.

          Payment shall be made at such place as the Holder may designate. All payments hereunder shall be made in immediately available funds in lawful money of the United States of America.

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          This Promissory Note represents a full recourse obligation of the
Borrower. If for any reason the Borrower fails to pay the full amount due hereunder, the Borrower's maximum personal liability shall be an amount equal to 100% of the Principal Amount.

          Without limiting the generality of the foregoing, the Borrower hereby pledges to the Holder __________ shares of Common Stock of the Company acquired by the Borrower pursuant to the Internet Capital Group, Inc. 1999 Equity Compensation Plan on the date hereof to secure the satisfaction by Borrower of all its obligations to the Holder under this Promissory Note. All applicable provisions of the Uniform Commercial Code shall apply to and be deemed to govern this pledge. Concurrently with the delivery of this Promissory Note to the Holder, the Borrower has delivered to the Holder the certificates representing the shares of Common Stock pledged hereby, together with a stock power therefor duly executed by the Borrower in blank.

          All or any portion of the Principal Amount evidenced by this Promissory Note may be prepaid at any time without premium or penalty.

          Except as set forth in the next sentence, the obligations of the Borrower and the rights of the Holder under this Promissory Note shall be absolute and shall not be subject to any counterclaim, set-off, deduction or defense. Notwithstanding anything to the contrary contained herein, Holder shall be entitled to apply one hundred percent (100%), or such lower percentage as determined by the Holder, of the amount of any and all bonus payments, net of applicable taxes and withholdings in accordance with Borrower's applicable employee benefit plans, awarded by the Holder or its affiliates to the Borrower, to reduce the aggregate amount of the outstanding principal and accrued and unpaid interest thereon due under this Promissory Note.

          The Borrower hereby acknowledges that, as a condition of receipt of the value provided by the Holder referenced above and in partial consideration therefore, the Holder has on the date hereof, executed a Restrictive Covenant Agreement between the Holder and the Borrower, a copy of which is attached hereto as Exhibit A.

          The Borrower hereby waives presentment, notice of dishonor and protest in respect hereof.

          In the event of default under this Promissory Note, the Holder shall have all rights and remedies provided at law and in equity. All costs and expenses of collection, including attorneys' fees, shall be added to and become part of the Principal Amount of this Promissory Note and shall be collectible as part of such Principal Amount.

          No interest or other amount shall be payable in excess of the maximum permissible rate under applicable law and any interest or other amount which is paid in excess of such maximum rate shall be deemed to be a payment of principal hereunder.

          This Promissory Note may not be changed, modified or terminated orally, but only by an agreement in writing signed by the party sought to be charged.

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          This Promissory Note shall be governed by, and construed in accordance with, the laws of the State of Delaware, without giving effect to the principles of conflict of laws thereof. If any term or provision of the Promissory Note shall be held invalid, illegal or unenforceable, the validity of all other terms and provisions hereof shall in no way be affected thereby.

          This Promissory Note shall be binding upon the successors and assigns of the Borrower and shall inure to the benefit of the Holder and its successors and assigns.


                                    _______________________________
                                    [Name]

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